UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): October 28, 1996


                           ANTEC CORPORATION
        (Exact name of registrant as specified in its charter)

                       _________________________

            Delaware                                0-22336                                   36-3892082
(State or other jurisdiction of            (Commission file number)                         (I.R.S. employer
incorporation or organization)                                                             identification no.)


       2850 West Golf Road                                  60008
      Rolling Meadows, Illinois                          (Zip Code)
                  (Address of principal executive offices)

   Registrant's telephone number, include area code:  (847) 439-4444



                            Not Applicable
      (Former name or former address, if changed since last year)



                          Page 1 of 69 pages
            Exhibit Index at sequentially numbered page 4.

ITEM 5.   OTHER EVENTS.
          -------------

          On October 28, 1996, ANTEC Corporation, a Delaware corporation ("Registrant"), TSX Corporation, a Nevada corporation ("TSX"), and TSX Acquisition Corporation, a newly formed Nevada corporation and wholly-owned subsidiary of Registrant ("Merger Sub"), entered into a Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into TSX and each share of common stock of TSX will be converted into the right to receive one share of common stock of Registrant. Tele-Communications, Inc., which owns approximately 40% of the outstanding shares of TSX, and Anixter International Inc., which owns approximately 31% of the outstanding shares of Registrant, have agreed, subject to certain conditions, to vote their shares in favor of the merger. A copy of the Merger Agreement, the Press Release announcing the signing of the Merger Agreement, the Voting Agreement between Tele-Communications, Inc. and ANTEC and the Voting Agreement between TSX and Anixter International Inc. are filed as exhibits to this Report. Consummation of the merger is subject to the receipt of required regulatory and shareholder approvals and the satisfaction of other terms and conditions set forth in the Merger Agreement.

ITEM 7(C).     EXHIBITS.
               ---------

Exhibit 2      Plan of Merger among ANTEC Corporation, TSX
               Corporation and TSX Acquisition Corporation, dated
               October 28, 1996.

Exhibit 99.1   Voting Agreement dated October 28, 1996, between
               ANTEC Corporation and Tele-Communications, Inc.

Exhibit 99.2   Voting Agreement dated October 28, 1996, between
               TSX Corporation and Anixter International Inc.

Exhibit 99.3   Press Release dated October 28, 1996.

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ANTEC Corporation



Dated: November 1, 1996            By: /s/ Lawrence A. Margolis
                                      --------------------------
                                        Lawrence A. Margolis
                                        Executive Vice President

                          EXHIBIT INDEX
                          -------------


                                                    Sequentially
Exhibit                                             Numbered Page
-------                                            --------------

   2      Agreement and Plan of Merger dated October
          28, 1996, among ANTEC Corporation TSX
          Corporation and TSX Acquisition Corporation         5

  99.1    Voting Agreement dated October 28, 1996,
          between ANTEC Corporation and Tele-
          Communications, Inc.                               58

  99.2    Voting Agreement dated October 28, 1996,
          between TSX Corporation and Anixter
          International Inc.                                 63

  99.3    Press Release dated October 28, 1996               68